Exhibit 99.2

PRESS RELEASE

PIONEER NATURAL RESOURCES ANNOUNCES OFFERING OF CONVERTIBLE SENIOR

NOTES DUE 2025

DALLAS, TX — (BUSINESS WIRE) – May 11, 2020 — Pioneer Natural Resources Company (NYSE: PXD) (“Pioneer” or “the Company”) today announced that it intends to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of convertible senior notes due 2025 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Pioneer also intends to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $150 million aggregate principal amount of the Notes.

The Notes will be senior unsecured obligations of the Company. The Notes are expected to pay interest semiannually and will mature on May 15, 2025, unless earlier converted, redeemed or repurchased in accordance with their terms. Conversion of the Notes will be settled in cash, shares of the Company’s common stock, or a combination thereof, at the Company’s election. The final terms of the Notes, including the interest rate, initial conversion rate, and other terms, will be determined by negotiations between the Company and the initial purchasers of the Notes.

The Company expects to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below; to fund its obligations under the tender offers it is commencing today for up to $500 million aggregate principal amount of its outstanding 3.45% senior notes due 2021, its outstanding 3.95% senior notes due 2022 and its outstanding 7.20% senior notes due 2028; and to repurchase up to $50 million in shares of the Company’s common stock from purchasers of the Notes in privately negotiated transactions effected with or through one or more of the initial purchasers of the Notes or their affiliates. The Company intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include the repayment of outstanding borrowings under the Company’s credit facility and other outstanding indebtedness. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the capped call counterparties and to use the remainder of the net proceeds for general corporate purposes.

In connection with the offering of the Notes, the Company expects to enter into capped call transactions with one or more of the initial purchasers of the Notes or their respective affiliates (the “capped call counterparties”). The capped call transactions are expected to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of such converted Notes, as the case may be, with such reduction and/or offset subject to a cap. The lower strike price and cap strike price of the capped call transactions, and the premium paid will be determined at the time of pricing of the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the capped call counterparties.

The Company has been advised that, in connection with establishing their initial hedges of the capped call transactions, the capped call counterparties or affiliates thereof expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the Company has been advised that the capped call counterparties or affiliates thereof may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs during any observation period related to a conversion of Notes, could affect the number of shares of the Company’s common stock and value of the consideration that noteholders will receive upon conversion of the Notes.

This press release does not and shall not constitute an offer to sell nor a solicitation of an offer to buy the Notes or shares of the Company’s common stock, nor shall there be any offer, solicitation or sale of the Notes or such common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of an offering circular.

The Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the rules promulgated thereunder and applicable state securities laws. The offering of the Notes is being made only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act.

Except for historical information contained herein, the statements in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release specifically include statements regarding the proposed terms of the Notes, the size of the proposed offering, the concurrent tender offers, the capped call transactions, expectations regarding actions of the capped call counterparties and their respective affiliates and the expected use of proceeds from the sale of the Notes. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause Pioneer’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, global and U.S. economic activity, government regulation or action, Pioneer’s ability to implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer’s credit facility, investment instruments and derivative contracts and purchasers of Pioneer’s oil, natural gas liquids and gas production, and acts of war or terrorism. These and other risks are described in Pioneer’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended

March 31, 2020, and other filings with the Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Pioneer undertakes no duty to publicly update these statements except as required by law.

Source: Pioneer Natural Resources Company

Pioneer Natural Resources Company

Investors

Neal Shah - 972-969-3900

Tom Fitter - 972-969-1821

Michael McNamara - 972-969-3592

Media and Public Affairs

Tadd Owens - 972-969-5760